Exhibit 99.1

DOWDUPONT ANNOUNCES RESULTS OF COMPREHENSIVE PORTFOLIO REVIEW

Targeted adjustments maintain and enhance value creation potential and further optimize competitive advantages of three industry-defining intended future companies

MIDLAND, Mich., and WILMINGTON, Del., Sept. 12, 2017 – DowDuPont™ (NYSE:DWDP) today announced that its Board of Directors and management, with the assistance of independent advisors, have completed their comprehensive review of the portfolio composition of the three intended independent companies. The Board unanimously concluded that, in light of knowledge gained since the announcement of the transaction, certain targeted adjustments will be made between the Materials Science and Specialty Products divisions, which will enhance the competitive advantages of the intended resulting companies. The changes better align these businesses with the end-markets they serve, ensuring clear focus, market visibility, targeted innovation and stronger growth profiles, and better equip each to compete successfully as industry leaders.

The DowDuPont Board of Directors approved the changes based on: a thorough review led by the lead independent directors, which included recommendations provided by McKinsey & Company; a comprehensive business and operational analysis leveraging knowledge gained over the past 20 months of pre-merger planning; and input from a wide range of stakeholders, including both investors and financial advisors. As a result of this comprehensive analysis, DowDuPont will realign the following businesses to the Specialty Products Division from the Materials Science Division:

-	Dow’s Automotive Systems’ adhesives and fluids platforms
-	Dow’s Building Solutions business
-	Dow’s Water and Process Solutions business
-	Dow’s Pharma and Food Solutions business
-	Dow’s Microbial Control business
-	DuPont’s Performance Polymers business
-

Several silicones-based businesses aligned with applications in industrial LED, semiconductors, medical, as well as Molykote® brand lubricants for automotive and industrial equipment and Multibase Inc, which provides solutions for the thermoplastic compounding industry

On a forecasted 2017 basis, the businesses that will be realigned to the Specialty Products Division account for total net sales of more than $8 billion and operating EBITDA of approximately $2.4 billion, including approximately 40 percent of the heritage Dow Corning EBITDA. Relative to the original merger agreement, the adjustments are as follows:

-	Approximately $4 billion of net sales from the heritage Dow portfolio, evenly split between the Consumer Solutions and Infrastructure Solutions segments; and
-	Approximately $4 billion of net sales from the heritage DuPont Performance Polymers business moving to the Specialty Products Division.

“Our DowDuPont Board is fully aligned and confident that these targeted portfolio adjustments are the right actions to take and will benefit all stakeholders over the long term,” said Andrew Liveris, executive chairman of DowDuPont. “They bear out the clear results of a significant comprehensive analysis the Dow and DuPont boards undertook over the past many months, which benefited from a fresh look provided by independent, third-party external advisors, in particular McKinsey & Company. We built on the wealth of knowledge gained as both companies advanced our integration work together. These adjustments are also fully supported by the Materials Science Advisory Committee, as they better align select businesses with the market verticals they serve, while maintaining integration and innovation strengths within strategic value chains. As a result, both our Materials Science and Specialty Products divisions will be well-positioned to better anticipate and meet customer needs through focused innovation and technology development that will deliver accelerated growth from a broader suite of best-in-class products.”

“The changes we are making will enhance the competitive advantages and value creation potential of DowDuPont and ensure that the intended companies have the best possible foundation to drive long-term value for all stakeholders,” said Ed Breen, chief executive officer of DowDuPont. “The facts clearly supported the strategic logic of this portfolio configuration. Each of the intended companies will have even stronger competitive positioning, high value-added customer solutions, and a distinct and compelling investment thesis, while maximizing opportunities for strategic growth and synergies. With clear focus, each will serve attractive and growing markets, investing in innovation and delivering greater returns for shareholders.”

DowDuPont reiterates its previously announced plans to achieve run-rate cost synergies of approximately $3 billion and approximately $1 billion in growth synergies.

Following the portfolio realignments, the three intended companies of DowDuPont are as follows:

•

A leading Agriculture Company that brings together the strengths of DuPont Pioneer, DuPont Crop Protection and Dow AgroSciences to better serve growers around the world with a superior portfolio of solutions (seeds, traits, crop chemicals, seed treatment, agronomy and digital services), ensuring greater choice and competitive price for value. The combined capabilities and highly productive innovation engine will enable the intended Agriculture company to bring a broader suite of products to the market faster, so it can be an even better partner to growers, delivering innovation and helping them to increase their productivity and profitability.

The intended company will be headquartered in Wilmington, Delaware, with global business centers in Johnston, Iowa, and Indianapolis, Indiana.

•

A leading Materials Science Company that will be the premier materials science solution provider, with the vast majority of its sales aligned with three narrower and deeper, high-growth market verticals: packaging, infrastructure and consumer care. With one of the strongest and deepest toolkits in the industry, the intended company will have robust technology and asset integration, scale and competitive capabilities to enable truly differentiated materials science solutions for customers. The intended company will consist of three powerful, market-leading segments:

o

Performance Materials & Coatings, which combines a broad range of technology platforms that empower its customers to: create ingredients and solutions with exceptional performance and process enhancements for home and beauty care applications; and develop solutions that advance the performance of architectural and industrial coatings.

o

Industrial Intermediates & Infrastructure, which develops solutions that enable unique properties in manufacturing processes, infrastructure markets and downstream finished goods. The technologies in this business unit: deliver innovative solutions that enable the tapping of oil and gas resources; optimize manufacturing with additives that minimize friction and heat in mechanical processes, manage the oil-water interface and facilitate dissolvability; advance energy efficiency solutions in white goods; and enable infrastructure material properties through unique modifiers and additives.

o

Packaging & Specialty Plastics, which represents one of the world’s deepest and most differentiated performance plastics portfolios. The solutions and technologies in this unit: address consumer and brand owner demand for increased packaging convenience; reduce food waste; and advance the global development of telecommunications and electrical transmission and distribution infrastructure.

The intended company will maintain the Dow™ brand and will be headquartered in Midland, Michigan.

•

A leading Specialty Products Company that will be a customer-driven innovation leader composed of technology-based differentiated materials, ingredients, and solutions that transform industries and everyday life. The intended company will apply its market knowledge and deep expertise in science and application development to solve customer needs in distinct markets, including electronics, transportation, building and construction, health and wellness, food and safety. The intended company will consist of four market-leading segments:

o

Electronics & Imaging, the world’s largest supplier with the broadest set of materials and technologies to solve complex problems for the semiconductor, circuit board, photovoltaic, display and flexographic printing industries that enable the next generation of connectivity and functionality, as well as the convergence of electronic capabilities into everyday life, such as autonomous and electric vehicles.

o

Transportation & Advanced Polymers, an industry leader providing high-performance engineering resins, adhesives, lubricants and parts to engineers and designers in the transportation, electronics and medical markets to enable integrated materials solutions for demanding applications and environments.

o

Safety & Construction, a global leader and trusted partner with category-leading, proprietary branded products including high-performance fibers and foams, aramid papers, non-woven structures, membranes and filtration technologies and protective garments serving the construction, worker safety, energy, oil & gas, transportation, water purification and medical markets.

o

Nutrition & Biosciences, a market leader and technology pioneer collaborating with customers in food, pharma and personal care markets, utilizing naturally sourced ingredients and bioscience capabilities, including protein and microbial engineering and industrial-scale fermentation, to create higher performing, healthier and more sustainable offerings (such as probiotics, enzymes, antimicrobial technologies, pharma excipients and biomaterials).

The intended company will be headquartered in Wilmington, Delaware.

Conference Call

The Company will discuss the results of its review and the path forward during a live webcast call today beginning at 8:30 a.m. ET. Listeners may also join via telephone at +1.719.325.4910. The slide presentation that accompanies the conference call will be posted on the DowDuPont Investor Relations events and presentations page. A replay of the webcast will also be available on the investor events and presentations page of www.dow-dupont.com.

About DowDuPont

DowDuPont (NYSE: DWDP) is a holding company comprised of The Dow Chemical Company and DuPont with the intent to form strong, independent, publicly traded companies in agriculture, materials science and specialty products sectors that will lead their respective industries through productive, science-based innovation to meet the needs of customers and help solve global challenges. For more information, please visit us at www.dow-dupont.com.

Contact Information:

Investors: Greg Friedman greg.friedman@dupont.com +1 302-774-4994	Neal Sheorey nrsheorey@dow.com +1 989-636-6347

Media Rachelle Schikorra ryschikorra@dow.com +1 989-638-4090	Dan Turner daniel.a.turner@dupont.com +1 302-996-8372

Cautionary Statement About Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.

On Dec. 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) announced entry into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger Transaction”). Effective Aug. 31, 2017, the Merger Transaction was completed and each of Dow and DuPont became subsidiaries of DowDuPont Inc. (“DowDuPont”). For more information, please see each of DowDuPont’s, Dow’s and DuPont’s latest annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, as the case may be, and the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by DowDuPont with the SEC on March 1, 2016 (File No. 333-209869), as last amended on June 7, 2016, and declared effective by the SEC on June 9, 2016 (the “Registration Statement”) in connection with the Merger Transaction.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including the intended separation of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) successful integration of the respective agriculture, materials science and specialty products businesses of Dow and DuPont, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) impact of the divestitures required as a condition to consummation of the Merger Transaction as well as other conditional commitments; (iii) achievement of the anticipated synergies by DowDuPont’s agriculture, materials science and specialty products businesses; (iv) risks associated with the Intended Business Separations, including those that may result from the comprehensive portfolio review undertaken by the DowDuPont board, changes and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances related to the Intended Business Separations, disruptions in the financial markets or other potential barriers; (v) the risk that disruptions from the Intended Business Separations will harm DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), including current plans and operations; (vi) the ability to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the completion of the merger or the Intended Business Separations; (viii) uncertainty as to the long-term value of DowDuPont common stock; (ix) continued availability of capital and financing and rating agency actions; (x) legislative, regulatory and economic developments; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Intended Business Separations that could affect the company’s financial performance and (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the merger and the Intended Business Separations, are more fully discussed in (1) the Registration Statement and (2) the current, periodic and annual reports filed with the SEC by DowDuPont and to the extent incorporated by reference into the Registration Statement, by Dow and DuPont. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements regarding the proposed transaction and intended business separations, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.